UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2010
AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, World Financial Center
New York, New York	10285

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 640-2000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)	American Express Company (the “Company”) maintains a Supplemental Retirement Plan to provide employees benefits that cannot be provided under its tax-qualified Retirement Savings Plan (the “401(k) plan”) due to certain limits established under Internal Revenue Service (“IRS”) rules.

On October 27, 2010, the Compensation and Benefits Committee (the “Compensation Committee”) of the Board of Directors of the Company approved certain amendments to the Company’s Supplemental Retirement Plan, effective January 1, 2011. Among other things, the Compensation Committee approved the following changes:
•	The Plan has been renamed the Retirement Restoration Plan (the “RRP”).

•	Employees will now be required to contribute 5% of Compensation (as defined in Section 5.2 of the RRP) to receive the full matching contribution thereunder.

•	All employees (including those employees below the senior management level) having compensation in excess of the limitations established by the IRS for tax-qualified plans will now be able to make an annual election to defer a portion of their compensation under the deferral provisions of the RRP, subject to the terms and conditions of the RRP.

•	Effective January 1, 2011, amounts deferred by an employee under deferral provisions of the RRP on or after such date will be invested based on the investment funds elected by the employee under the 401(k) plan. The investment performance of the amounts deferred will reflect the increases or decreases in value from time to time, whether from dividends, gains, losses or otherwise, as that experienced by the related investment fund under the 401(k) plan, with no opportunity for earnings in excess of the performance of the elected investment fund(s) (i.e., no above-market earnings).

•	Interest crediting on existing deferred amounts will be transitioned to that which is based on the performance of the participant’s 401(k) plan investment fund elections as follows: the change for executive officers will become effective January 1, 2011; the change for employees who are non-executive officers will become effective on January 1, 2012; and the change for retirees will become effective January 1, 2013.

•	Until amounts are transitioned to the 401(k) plan investment fund elections, interest crediting on existing amounts previously deferred by executive officers will be limited to an SEC-defined market rate (i.e., 120% of the applicable federal long-term rate for December of the preceding year) if the Company does not meet its “on average, over time” target for return on equity of at least 25% for the given year.
A copy of the RRP is attached to this report as Exhibit 10.1, which is herein incorporated by reference in its entirety.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
10.1	Retirement Restoration Plan (f/k/a Supplemental Retirement Plan) (as amended and restated effective as of January 1, 2011)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)
By:	/s/ Carol V. Schwartz
	Name:	Carol V. Schwartz
	Title:	Secretary

Date: November 2, 2010

EXHIBIT INDEX

Exhibit	Description

10.1	Retirement Restoration Plan (f/k/a Supplemental Retirement Plan) (as amended and restated effective as of January 1, 2011)